CASH AND CASH EQUIVALENTS, RESTRICTED CASH, SHORT-TERM DEPOSITS AND MARKETABLE SECURITIES - Marketable securities by contractual maturities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Contractual maturity year:
Amortized Cost, Within one year	$ 1,143
Amortized Cost, After one year through five years	49,609
Amortized Cost	50,752
Fair Value, Within one year	1,108
Fair Value, After one year through five years	50,507
Fair Value	$ 51,615	$ 51,615